Erin E. Martin
Division of Corporation Finance
Securities and Exchange Commission
Washington DC 20549

January 19, 2018

Re:         Bitzumi, Inc.
Amendment No. 1 to
Offering Statement on Form 1-A
Filed January 4, 2018
File No. 024-10768

Dear Ms. Martin:

We acknowledge receipt of comments in your letter of January 17, 2018 regarding the Offering Statement of Bitzumi, Inc. (the “Company”), which we have set out below, together with our responses.

General

1.
We note your response to comments 4 and 5, your revised disclosure in the “Plan of Distribution” section and your subscription agreement wherein you indicate that once the minimum is reached, you “may elect at any time to close all or any portion of this offering, on various dates” prior to the termination of the offering. We also note that the agreement indicates that an investor’s subscription is irrevocable. Please explain to us in more detail how the “rolling closings” will work in conjunction with this offering. For example, please provide us with the following information:

●
Clarify whether shareholders who irrevocably subscribe to the offering will have to wait until the next “rolling closing” to receive the shares and, if so, what rights subscribers have after remitting payment but prior to closing, particularly as they compare to the rights of subscribers who have received shares in a prior closing;

●
Provide additional detail about the timing and mechanics of the “rolling closing,” such as how often they will occur, how long a “rolling closing” will take and whether the decision to effect a “rolling closing” is in the company’s sole discretion after the minimum offering amount is raised; and

●
Provide us with your detailed legal analysis demonstrating how the potential suspension and delay of the offering in the manner identified above would be consistent with a continuous offering for purposes of compliance with Rule 251(d)(3)(i)(F) of Regulation A. For example, if multiple persons subscribe at the same time, your current disclosure appears to indicate that you have the ability to accept the subscription and deliver shares to one purchaser and delay acceptance and delivery of shares to another.

 The Company has decided to hold only one closing, at the termination of the offering. We have revised the offering statement accordingly.

Subscription Agreement

2. We note the fourth paragraph on page 1 of the subscription agreement indicates that investors should not rely on information provided in the offering circular, test-the-waters materials or other communications from the company and its officers or directors in making their investment decision and that investors must rely on their own examination of the company in making an investment. Please note that it is inappropriate to state or imply that investors may not rely on the information provided to them by you. In addition, we note that third paragraph on page 2 indicates that no representations or warranties are made with respect to the accuracy of the information provided in your offering materials. You are responsible for the accuracy of the information distributed to investors and therefore, this disclaimer appears to be overly broad. Please revise your subscription agreement to remove any inappropriate disclaimers accordingly.

We have revised the subscription agreement as suggested.

If you have additional comments or questions, please contact me at sara.hanks@khlklaw.com.

Sincerely,

/s/ Sara Hanks

Sara Hanks
Managing Partner
CrowdCheck Law, LLP (f/k/a KHLK LLP)

cc: Scot Cohen, Executive Chairman
Bitzumi, Inc.